UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2010
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918-573-2000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 15, 2010, The Williams Companies, Inc. (“Williams”) announced that it signed an agreement to acquire an acreage position in North Dakota’s Bakken oil play that will, upon completion, diversify the company’s exploration and production interests into light, sweet crude oil production. A copy of the press release announcing this agreement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. A copy of slides with supplemental data about the announcement are furnished herewith as Exhibit 99.2 and are incorporated herein by reference.
     The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) None
     (d) Exhibits

Exhibit 99.1	Press release of Williams dated November 15, 2010.

Exhibit 99.2	Supplemental data slides.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: November 15, 2010	/s/ La Fleur C. Browne
	Name:	La Fleur C. Browne
	Title:	Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Press release of Williams dated November 15, 2010.

Exhibit 99.2	Supplemental data slides.

4